Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data

June 30, 2010

1	Supplemental Operating and Financial Data for the Quarter Ended 6/30/10

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

2	Supplemental Operating and Financial Data for the Quarter Ended 6/30/10

Table of Contents

Section

Portfolio Data:
Geographic Diversification	4
Property Summary - Occupancy at End of Each Period Shown	5
Portfolio Occupancy at the End of Each Period	6
Major Tenants	7
Lease Expirations as of June 30, 2010	8
Leasing Activity	9

Financial Data:
Consolidated Balance Sheets	10
Consolidated Statements of Operations	11
FFO and FAD Analysis	12
Unconsolidated Joint Venture Information	13
Debt Outstanding Summary	16
Future Scheduled Principal Payments	17
Senior Unsecured Notes Financial Covenants	17

Investor Information	18

3	Supplemental Operating and Financial Data for the Quarter Ended 6/30/10

Geographic Diversification

As of June 30, 2010
State	# of Centers	GLA	% of GLA
South Carolina	4	1,387,784	15%
Georgia	3	850,130	9%
New York	1	729,475	8%
Pennsylvania	2	628,078	7%
Texas	2	619,729	7%
Delaware	1	568,868	6%
Alabama	1	557,235	6%
Michigan	2	436,751	5%
Tennessee	1	419,038	5%
Missouri	1	302,992	4%
Utah	1	298,379	3%
Connecticut	1	291,051	3%
Louisiana	1	282,403	3%
Iowa	1	277,230	3%
Oregon	1	270,204	3%
Illinois	1	250,439	3%
New Hampshire	1	245,698	3%
Florida	1	198,950	2%
North Carolina	2	186,413	2%
California	1	171,300	2%
Maine	2	84,313	1%
Total (1)	31	9,056,460	100%

(1)	Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

4	Supplemental Operating and Financial Data for the Quarter Ended 6/30/10

Property Summary - Occupancy at End of Each Period Shown
Wholly-owned properties

Location	Total GLA 6/30/10	% Occupied 6/30/10		% Occupied 3/31/10	% Occupied 12/31/09		% Occupied 9/30/09		% Occupied 6/30/09
Riverhead, NY	729,475	99%		99%	99%		99%		98%
Rehoboth, DE	568,868	98%		99%	99%		99%		99%
Foley, AL	557,235	97%		92%	91%		91%		91%
San Marcos, TX	441,929	97%		97%	100%		100%		99%
Myrtle Beach Hwy 501, SC	426,417	92%		88%	90%		90%		88%
Sevierville, TN	419,038	99%		99%	100%		100%		100%
Myrtle Beach Hwy 17, SC	402,466	100%		99%	100%		100%		99%
Washington, PA	372,926	95%		94%	88%		88%		86%
Commerce II, GA	370,512	97%		96%	97%		96%		95%
Charleston, SC	352,315	97%		92%	98%		96%		95%
Howell, MI	324,631	95%		94%	95%		95%		94%
Branson, MO	302,992	100%		97%	100%		100%		100%
Park City, UT	298,379	99%		100%	100%		100%		99%
Locust Grove, GA	293,868	99%		97%	100%		100%		97%
Westbrook, CT	291,051	95%		97%	95%		97%		91%
Gonzales, LA	282,403	99%		98%	100%		99%		100%
Williamsburg, IA	277,230	89%		91%	95%		94%		96%
Lincoln City, OR	270,204	99%		98%	99%		100%		99%
Lancaster, PA	255,152	98%		97%	100%		99%		97%
Tuscola, IL	250,439	83%		82%	82%		81%		79%
Tilton, NH	245,698	100%		100%	100%		99%		97%
Hilton Head, SC (3)	206,586	100%		100%	89%		90%		85%
Fort Myers, FL	198,950	88%		90%	92%		89%		92%
Commerce I, GA	185,750	46%		44%	61%		58%		63%
Terrell, TX	177,800	94%		93%	98%		94%		94%
Barstow, CA	171,300	100%		100%	100%		100%		100%
West Branch, MI	112,120	98%		98%	96%		96%		96%
Blowing Rock, NC	104,235	100%		100%	100%		100%		100%
Nags Head, NC	82,178	100%		94%	97%		97%		97%
Kittery I, ME	59,694	100%		100%	100%		100%		100%
Kittery II, ME	24,619	100%		100%	100%		100%		100%
Total	9,056,460	97	%(1)	95%	96	%(2)	96	%(2)	95	%(2)

Unconsolidated joint ventures

Deer Park, NY (4)	683,033	84%	81%	81%	80%	80%
Wisconsin Dells, WI	265,061	99%	97%	97%	98%	98%

(1)	Excludes the occupancy rate at our Commerce I, Georgia center which was held for sale as of June 30, 2010.
(2)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.
(3)	Occupancy rates in 2009 are based on a total of 368,626 square feet and include both the Hilton Head I and Hilton Head II properties. The Hilton Head I property was demolished in 2010 and is currently under redevelopment, and accordingly, 162,040 square feet is excluded from the 2010 amounts.
(4)	Includes a 29,253 square foot warehouse adjacent to the shopping center.

5	Supplemental Operating and Financial Data for the Quarter Ended 6/30/10

Portfolio Occupancy at the End of Each Period (1)

(1)	Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.
(2)	Excludes the occupancy rate at our Commerce I, Georgia center which was held for sale as of June 30, 2010.
(3)	Excludes the occupancy rate at our Myrtle Beach Hwy 17, South Carolina center which was owned by an unconsolidated joint venture during those periods. On January 5, 2009, we acquired the remaining 50% interest in the joint venture and the property became wholly-owned.
(4)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.

6	Supplemental Operating and Financial Data for the Quarter Ended 6/30/10

Major Tenants (1)

Ten Largest Tenants As of June 30, 2010
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	72	761,530	8.4%
Phillips-Van Heusen	112	571,896	6.3%
Dress Barn, Inc.	56	336,620	3.7%
Nike	26	310,437	3.4%
VF Outlet, Inc.	30	296,657	3.3%
Adidas	33	281,374	3.1%
Liz Claiborne	30	257,339	2.8%
Carter's	48	233,243	2.6%
Polo Ralph Lauren	23	197,669	2.2%
Jones Retail Corporation	67	186,325	2.1%
Total of All Listed Above	497	3,433,090	37.9%

(1)	Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

7	Supplemental Operating and Financial Data for the Quarter Ended 6/30/10

Lease Expirations as of June 30, 2010

Percentage of Total Gross Leasable Area (1)

Percentage of Total Annualized Base Rent (1)

(1)	Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

8	Supplemental Operating and Financial Data for the Quarter Ended 6/30/10

Leasing Activity (1)

	03/31/10	06/30/10	09/30/10	12/31/10	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	60	26			86	73
Gross leasable area	227,468	95,734			323,202	223,613
New initial base rent per square foot	$21.25	$22.31			$21.56	$28.02
Prior expiring base rent per square foot	$19.07	$19.71			$19.26	$20.29
Percent increase	11.4%	13.2%			12.0%	38.1%

New straight line base rent per square foot	$22.92	$23.45			$23.08	$29.47
Prior straight line base rent per square foot	$18.71	$19.21			$18.86	$20.03
Percent increase	22.5%	22.0%			22.4%	47.1%

Renewed Space:
Number of leases	150	58			208	212
Gross leasable area	646,422	252,301			898,723	1,032,301
New initial base rent per square foot	$19.80	$18.62			$19.47	$17.85
Prior expiring base rent per square foot	$18.86	$17.80			$18.57	$16.43
Percent increase	4.9%	4.6%			4.8%	8.6%

New straight line base rent per square foot	$20.37	$18.97			$19.98	$18.19
Prior straight line base rent per square foot	$18.72	$17.47			$18.37	$16.30
Percent increase	8.8%	8.6%			8.7%	11.6%

Total Re-tenanted and Renewed Space:
Number of leases	210	84			294	285
Gross leasable area	873,890	348,035			1,221,925	1,255,914
New initial base rent per square foot	$20.17	$19.63			$20.02	$19.66
Prior expiring base rent per square foot	$18.92	$18.33			$18.75	$17.12
Percent increase	6.6%	7.1%			6.8%	14.9%

New straight line base rent per square foot	$21.04	$20.20			$20.80	$20.20
Prior straight line base rent per square foot	$18.72	$17.95			$18.50	$16.96
Percent increase	12.4%	12.5%			12.4%	19.1%

(1)	Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

9	Supplemental Operating and Financial Data for the Quarter Ended 6/30/10

Consolidated Balance Sheets (dollars in thousands)

	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Assets
Rental property
Land	$141,575	$142,822	$143,933	$135,605	$135,708
Buildings	1,343,155	1,360,010	1,352,568	1,349,310	1,343,854
Construction in progress	39,883	19,557	11,369	---	---
Total rental property	1,524,613	1,522,389	1,507,870	1,484,915	1,479,562
Accumulated depreciation	(425,168)	(432,276)	(412,530)	(396,508)	(379,412)
Total rental property - net	1,099,445	1,090,113	1,095,340	1,088,407	1,100,150
Cash & cash equivalents	3,453	3,197	3,267	4,401	5,150
Rental property held for sale	1,921	---	---	---	---
Investments in unconsolidated joint ventures	7,570	8,151	9,054	9,569	9,808
Deferred charges - net	35,124	35,555	38,867	41,572	43,746
Other assets	31,627	31,889	32,333	32,646	31,771
Total assets	$1,179,140	$1,168,905	$1,178,861	$1,176,595	$1,190,625
Liabilities & equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$554,415	$256,412	$256,352	$256,293	$256,235
Unsecured term loan	---	235,000	235,000	235,000	235,000
Mortgages payable, net of discount	---	---	35,559	35,246	34,938
Unsecured lines of credit	50,800	93,400	57,700	54,000	188,250
Total debt	605,215	584,812	584,611	580,539	714,423
Construction trade payables	30,829	22,381	14,194	7,957	6,327
Accounts payable & accruals	22,747	28,544	31,916	34,235	25,103
Other liabilities	17,286	25,657	27,077	28,864	32,152
Total liabilities	676,077	661,394	657,798	651,595	778,005
Equity
Tanger Factory Outlet Centers, Inc. equity
Preferred shares	75,000	75,000	75,000	75,000	75,000
Common shares	405	405	403	403	368
Paid in capital	599,270	597,968	596,074	595,240	482,532
Distributions in excess of net income	(229,298)	(217,076)	(202,997)	(197,725)	(186,202)
Accum. other comprehensive income (loss)	1,884	(5,169)	(5,809)	(6,824)	(6,879)
Total Tanger Factory Outlet Centers, Inc. equity	447,261	451,128	462,671	466,094	364,819
Noncontrolling interest	55,802	56,383	58,392	58,906	47,801
Total equity	503,063	507,511	521,063	525,000	412,620
Total liabilities and equity	$1,179,140	$1,168,905	$1,178,861	$1,176,595	$1,190,625

10	Supplemental Operating and Financial Data for the Quarter Ended 6/30/10

Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended					YTD
	06/10	03/10	12/09	09/09	06/09	06/10	06/09
Revenues
Base rentals	$43,968	$43,497	$44,204	$43,948	$43,218	$87,465	$85,894
Percentage rentals	1,048	1,305	3,111	1,442	940	2,353	2,248
Expense reimbursements	18,429	19,519	21,989	19,020	18,321	37,948	37,491
Other income	1,850	1,721	1,992	5,638	1,921	3,571	3,618
Total revenues	65,295	66,042	71,296	70,048	64,400	131,337	129,251
Expenses
Property operating	21,758	22,349	23,850	21,218	20,660	44,107	42,270
General & administrative	5,963	5,466	5,066	5,467	5,817	11,429	11,752
Executive severance	---	---	---	10,296	---	---	---
Depreciation & amortization	17,109	26,474	20,187	20,164	19,422	43,583	39,588
Impairment charge	---	735	---	---	---	735	---
Abandoned due diligence costs	365	---	797	---	---	365	---
Total expenses	45,195	55,024	49,900	57,145	45,899	100,219	93,610
Operating income	20,100	11,018	21,396	12,903	18,501	31,118	35,641
Interest expense	(7,951)	(7,948)	(8,217)	(8,692)	(9,564)	(15,899)	(20,774)
Gain (loss) on early extinguishment of debt	(563)	---	---	---	10,467	(563)	10,467
Loss on termination of interest rate swaps	(6,142)	---	---	---	---	(6,142)	---
Gain on fair value measurement of previously held interest in acquired joint venture	---	---	---	---	---	---	31,497
Income before equity in earnings (losses) of unconsolidated joint ventures	5,444	3,070	13,179	4,211	19,404	8,514	56,831
Equity in earnings (losses) of unconsolidated joint ventures	(51)	(68)	(166)	68	(517)	(119)	(1,414)
Income from continuing operations	5,393	3,002	13,013	4,279	18,887	8,395	55,417
Discontinued operations	(1)	1	63	85	(5,300)	---	(5,362)
Net income	5,392	3,003	13,076	4,364	13,587	8,395	55,055
Noncontrolling interest	(524)	(210)	(1,538)	(407)	(1,833)	(734)	(7,531)
Net income attributable to the Company	4,868	2,793	11,538	3,957	11,754	7,661	42,524
Less applicable preferred share dividends	(1,407)	(1,406)	(1,406)	(1,406)	(1,407)	(2,813)	(2,813)
Allocation to participating securities	(143)	(169)	(121)	(207)	(179)	(312)	(616)
Net income available to common shareholders	$3,318	$1,218	$10,011	$2,344	$10,168	$4,536	$39,095
Basic earnings per common share:
Income from continuing operations	$.08	$.03	$.25	$.06	$.43	$.11	$1.33
Discontinued operations	---	---	---	---	(.13)	---	(.14)
Net income	$.08	$.03	$.25	$.06	$.30	$.11	$1.19
Diluted earnings per common share:
Income from continuing operations	$.08	$.03	$.25	$.06	$.43	$.11	$1.33
Discontinued operations	---	---	---	---	(.13)	---	(.14)
Net income	$.08	$.03	$.25	$.06	$.30	$.11	$1.19
Weighted average common shares:
Basic	40,103	40,030	39,958	38,063	34,249	40,067	32,767
Diluted	40,171	40,117	40,043	38,145	34,327	40,141	32,847

11	Supplemental Operating and Financial Data for the Quarter Ended 6/30/10

FFO and FAD Analysis (dollars and shares in thousands)

	Three Months Ended					YTD
	06/10	03/10	12/09	09/09	06/09	06/10	06/09
Funds from operations:
Net income	$5,392	$3,003	$13,076	$4,364	$13,587	$8,395	$50,055
Adjusted for -
Depreciation and amortization uniquely significant to real estate - wholly-owned discontinued operations	34	53	52	49	230	87	461
Depreciation and amortization uniquely significant to real estate - wholly-owned	16,984	26,359	20,060	20,039	19,300	43,343	39,347
Depreciation and amortization uniquely significant to real estate - joint ventures	1,280	1,265	1,231	1,239	1,223	2,545	2,389
(Gain) on fair value measurement of previously held interest in acquired joint venture	--	--	--	--	--	--	(31,497)
Funds from operations	23,690	30,680	34,419	25,691	34,340	54,370	60,755
Preferred share dividends	(1,407)	(1,406)	(1,406)	(1,406)	(1,407)	(2,813)	(2,813)
Allocation to participating securities	(177)	(268)	(225)	(302)	(452)	(442)	(758)
Funds from operations available to common shareholders	$22,106	$29,006	$32,788	$23,983	$32,481	$51,115	$57,184
Funds from operations per share	$.48	$.63	$.71	$.54	$.80	$1.11	$1.47
Funds available for distribution to common shareholders:
Funds from operations	$22,106	$29,006	$32,788	$23,983	$32,481	$51,115	$57,184

Adjusted for -
Corporate depreciation excluded above	125	115	127	125	122	240	241
Amortization of finance costs	315	342	341	348	357	657	822
Amortization of net debt (discount) premium	4	214	(79)	(21)	(76)	218	994
Gain (loss) on early extinguishment of debt	563	--	--	--	(10,467)	563	(10,467)
Loss on termination of interest rate swaps	6,142	--	--	--	--	6,142	--
Impairment charge	--	735	--	--	5,200	735	5,200
Amortization of share-based compensation	1,363	1,140	829	8,080	1,592	2,503	2,889
Straight line rent adjustment	(669)	(734)	(287)	(421)	(757)	(1,403)	(1,534)
Market rent adjustment	(216)	(165)	(226)	(223)	(121)	(381)	(43)
2nd generation tenant allowances	(1,328)	(1,721)	(1,652)	(807)	(2,834)	(3,049)	(5,205)
Capital improvements	(1,309)	(1,600)	(1,011)	(2,008)	(3,107)	(2,909)	(5,868)
Funds available for distribution	$27,096	$27,332	$30,830	$29,056	$22,390	$54,431	$44,213
Funds available for distribution per share	$.59	$.59	$.67	$.66	$.55	$1.18	$1.14
Dividends paid per share	$.3875	$.3825	$.3825	$.3825	$.3825	$.7700	$.7625
FFO payout ratio	81%	61%	54%	71%	48%	69%	52%
FAD payout ratio	66%	65%	57%	58%	70%	65%	67%
Diluted weighted average common shs.	46,238	46,184	46,110	44,212	40,394	46,208	38,914

12	Supplemental Operating and Financial Data for the Quarter Ended 6/30/10

Unconsolidated Joint Venture Information— All
Summary Balance Sheets (dollars in thousands)

	06/30/10	03/31/10	12/31/09	09/30/09	06/30/09	Tanger's Share as of 06/30/10
Assets
Investment properties at cost - net	$289,587	$292,105	$294,857	$294,220	$291,166	$101,696
Cash and cash equivalents	9,020	6,937	8,070	8,151	5,880	3,624
Deferred charges - net	4,799	5,197	5,450	5,438	5,685	1,680
Other assets	6,697	5,878	5,610	5,302	4,549	2,333
Total assets	$310,103	$310,117	$313,987	$313,111	$307,280	$109,333

Liabilities & Owners' Equity
Mortgage payable	$294,034	$292,468	$292,468	$292,468	$288,169	$102,136
Construction trade payables	878	1,845	3,647	2,523	1,651	300
Accounts payable & other liabilities	3,991	3,568	3,826	2,841	1,825	1,472
Total liabilities	298,903	297,881	299,941	297,832	291,645	103,908
Owners' equity	11,200	12,236	14,046	15,279	15,635	5,425
Total liabilities & owners' equity	$310,103	$310,117	$313,987	$313,111	$307,280	$109,333

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	06/10	03/10	12/09	09/09	06/09	06/10	06/09
Revenues	$9,261	$9,274	$9,374	$9,152	$8,431	$18,535	$16,955
Expenses
Property operating	4,200	4,210	4,682	4,103	3,611	8,410	7,858
General & administrative	72	287	444	111	117	359	306
Depreciation & amortization	3,546	3,497	3,460	3,427	3,358	7,043	6,532
Total expenses	7,818	7,994	8,586	7,641	7,086	15,812	14,696
Operating income	1,443	1,280	788	1,511	1,345	2,723	2,259
Interest expense	1,717	1,674	1,550	1,553	3,079	3,391	6,810
Net loss	$(274)	$(394)	$(762)	$(42)	$(1,734)	$(668)	$(4,551)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$1,842	$1,791	$1,603	$1,845	$1,751	$3,633	$3,285
Net income (loss)	$(51)	$(68)	$(166)	$68	$(517)	$(119)	$(1,414)
Depreciation (real estate related)	$1,280	$1,265	$1,231	$1,239	$1,223	$2,545	$2,389

13	Supplemental Operating and Financial Data for the Quarter Ended 6/30/10

Unconsolidated Joint Venture Information - Wisconsin Dells
Summary Balance Sheets (dollars in thousands)

	06/30/10	03/31/10	12/31/09	09/30/09	06/30/09	Tanger's Share as of 06/30/10
Assets
Investment properties at cost - net	$31,004	$31,541	$32,108	$32,598	$33,165	$15,502
Cash and cash equivalents	3,702	4,050	4,549	3,846	3,312	1,851
Deferred charges - net	477	515	529	390	444	239
Other assets	602	626	514	522	527	301
Total assets	$35,785	$36,732	$37,700	$37,356	$37,448	$17,893

Liabilities & Owners' Equity
Mortgage payable	$24,750	$25,250	$25,250	$25,250	$25,250	$12,375
Construction trade payables	46	58	116	39	199	23
Accounts payable & other liabilities	844	906	876	696	787	422
Total liabilities	25,640	26,214	26,242	25,985	26,236	12,820
Owners' equity	10,145	10,518	11,458	11,371	11,212	5,073
Total liabilities & owners' equity	$35,785	$36,732	$37,700	$37,356	$37,448	$17,893

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	06/10	03/10	12/09	09/09	06/09	06/10	06/09
Revenues	$1,715	$1,923	$1,757	$1,780	$1,785	$3,638	$3,556
Expenses
Property operating	643	716	629	590	661	1,359	1,346
General & administrative	3	9	1	4	13	12	16
Depreciation & amortization	615	613	612	615	613	1,228	1,226
Total expenses	1,261	1,338	1,242	1,209	1,287	2,599	2,588
Operating income	454	585	515	571	498	1,039	968
Interest expense	227	225	128	112	118	452	252
Net income	$227	$360	$387	$459	$380	$587	$716
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$534	$599	$563	$593	$556	$1,133	$1,097
Net income	$124	$188	$203	$238	$201	$312	$378
Depreciation (real estate related)	$297	$298	$296	$299	$296	$595	$593

14	Supplemental Operating and Financial Data for the Quarter Ended 6/30/10

Unconsolidated Joint Venture Information - Deer Park
Summary Balance Sheets (dollars in thousands)

	06/30/10	03/31/10	12/31/09	09/30/09	06/30/09	Tanger's Share as of 06/30/10
Assets
Investment properties at cost - net	$258,583	$260,413	$262,601	$261,474	$257,868	$86,194
Cash and cash equivalents	5,318	2,865	3,498	4,273	2,526	1,773
Deferred charges - net	4,322	4,682	4,921	5,048	5,241	1,441
Other assets	6,095	5,252	5,096	4,780	4,022	2,032
Total assets	$274,318	$273,212	$276,116	$275,575	$269,657	$91,440

Liabilities & Owners' Equity
Mortgage payable	$269,284	$267,218	$267,218	$267,218	$262,919	$89,761
Construction trade payables	832	1,785	3,531	2,484	1,452	277
Accounts payable & other liabilities	3,147	2,662	2,950	2,136	1,034	1,050
Total liabilities	273,263	271,665	273,699	271,838	265,405	91,088
Owners' equity	1,055	1,547	2,417	3,737	4,252	352
Total liabilities & owners' equity	$274,318	$273,212	$276,116	$275,575	$269,657	$91,440

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	06/10	03/10	12/09	09/09	06/09	06/10	06/09
Revenues	$7,546	$7,351	$7,617	$7,372	$6,646	$14,897	$13,399
Expenses
Property operating	3,557	3,494	4,053	3,513	2,950	7,051	6,512
General & administrative	69	278	443	107	104	347	290
Depreciation & amortization	2,931	2,884	2,868	2,807	2,727	5,815	5,266
Total expenses	6,557	6,656	7,364	6,427	5,781	13,213	12,068
Operating income	989	695	253	945	865	1,684	1,331
Interest expense	1,490	1,449	1,422	1,441	2,961	2,939	6,558
Net loss	$(501)	$(754)	$(1,169)	$(496)	$(2,096)	$(1,255)	$(5,227)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$1,308	$1,192	$1,040	$1,252	$1,196	$2,500	$2,198
Net loss	$(172)	$(258)	$(370)	$(169)	$(718)	$(430)	$(1,783)
Depreciation (real estate related)	$983	$967	$936	$941	$927	$1,950	$1,796

15	Supplemental Operating and Financial Data for the Quarter Ended 6/30/10

Debt Outstanding Summary (dollars in thousands)

As of June 30, 2010
	Principal Balance	Interest Rate	Maturity Date
Unsecured debt:
Unsecured credit facilities (1)	$50,800	Libor + 0.60%	06/30/11
2015 Senior unsecured notes	250,000	6.15%	11/15/15
2026 Senior unsecured exchangeable notes (2)	7,210	3.75%	8/18/11
2020 Senior unsecured notes	300,000	6.125%	6/01/20
Net debt discounts	(2,795)
Total consolidated debt	$605,215
Tanger's share of unconsolidated JV debt:
Wisconsin Dells (3)	12,375	Libor + 3.00%	12/18/12
Deer Park (4)	89,761	Libor + 1.375 - 3.50%	5/17/11
Total Tanger's share of unconsolidated JV debt	$102,136

(1)	The Company has five lines of credit with a borrowing capacity totaling $325.0 million, of which $285.0 million expires on June 30, 2011 and $40.0 million expires on August 30, 2011.
(2)	On January 1, 2009, we retrospectively adopted new guidance related to the accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement). This new guidance required us to bifurcate the notes into debt and equity components based on the fair value of the notes independent of the conversion feature as of the date of issuance in August 2006. As a result of this adoption, the bonds were recorded with a debt discount based on a market interest rate of 6.11%. At June 30, 2010, the unamortized discount on the remaining $7.2 million in exchangeable notes totaled $183,000. Our exchangeable notes issued during 2006 mature in 2026. They are displayed in the above table with a 2011 maturity date as this is the first date that the noteholders can require us to repurchase the notes without the occurrence of specified events.
(3)	In December 2009, we closed on the refinancing of the Tanger Wisconsin Dells mortgage loan. The new loan has a term of three years with an interest rate of LIBOR plus 300 basis points.
(4)	In May 2007, the joint venture entered into a four-year, interest-only construction loan facility with a one-year maturity extension option. The facility includes a senior loan, with an interest rate of LIBOR plus 137.5 basis points, and a mezzanine loan, with an interest rate of LIBOR plus 350 basis points. As of June 30, 2010, the outstanding principle balances of the senior and mezzanine loans were $252.0 million and $15.0 million, respectively, and $17.0 million was available for funding of additional construction draw requests under the senior loan facility. In February 2009, the joint venture entered into an interest rate cap agreement on a nominal amount of $240.0 million which became effective June 1, 2009. The derivative contract puts a cap of 4% on the LIBOR index and expires on April 1, 2011. In June 2008, the joint venture entered into an interest-only mortgage loan agreement with an interest rate of LIBOR plus 185 basis points and a maturity of May 17, 2011. As of June 30, 2010, the outstanding principle balance under this mortgage was $2.3 million.

16	Supplemental Operating and Financial Data for the Quarter Ended 6/30/10

Future Scheduled Principal Payments (dollars in thousands)

As of June 30, 2010
Year		Tanger Consolidated Payments		Tanger's Share of Unconsolidated JV Payments		Total Scheduled Payments
2010	$	---	$	---	$	---
2011 (1)		58,010		89,761		147,771
2012		---		12,375		12,375
2013		---		---		--
2014		---		---		--
2015		250,000		---		250,000
2016		---		---		---
2017		---		---		---
2018		---		---		---
2019 & thereafter		300,000		---		300,000
		$608,010		$102,136		$710,146
Net Discount on Debt		(2,795)		---		(2,795)
		$605,215		$102,136		$707,351

Senior Unsecured Notes Financial Covenants (2)

As of June 30, 2010
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	37%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	0%	Yes
Total Unencumbered Assets to Unsecured Debt	>135%	271%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	4.9	Yes

(1)	Included in this amount is $7.2 million which represents our exchangeable, senior unsecured notes issued in August 2006. On and after August 18, 2011, holders may exchange their notes for cash in an amount equal to the lesser of the exchange value and the aggregate principal amount of the notes to be exchanged, and, at our option, Company common shares, cash or a combination thereof for any excess. Note holders may exchange their notes prior to August 18, 2011 only upon the occurrence of specified events. In addition, on August 18, 2011, August 15, 2016 or August 15, 2021, note holders may require us to repurchase the notes for an amount equal to the principal amount of the notes plus any accrued and unpaid interest thereon. The notes are shown with a 2011 maturity as this is the first date that the noteholders can require us to repurchase the notes without the occurrence of specified events.
(2)	For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

17	Supplemental Operating and Financial Data for the Quarter Ended 6/30/10

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone: (336) 856-6021
Fax: (336) 297-0931
e-mail: tangermail@tangeroutlet.com
Mail: Tanger Factory Outlet Centers, Inc.
        3200 Northline Avenue
        Suite 360
        Greensboro, NC 27408

18	Supplemental Operating and Financial Data for the Quarter Ended 6/30/10